SEMI ANNUAL
REPORT
                                                         September 30, 1999

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.



[FRANKLIN TEMPLETON LOGO]

[PICTURE OF J. MARK  MOBIUS APPEARS HERE]

J. MARK MOBIUS, Ph.D.
President
Templeton Vietnam and
Southeast Asia Fund, Inc.


Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER




YOUR FUND'S GOAL: TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC. SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN THE EQUITY AND DEBT SECURITIES OF REGION COUNTRY ISSUERS. REGION COUNTRIES CURRENTLY INCLUDE VIETNAM, CHINA, HONG KONG, INDIA, INDONESIA, MALAYSIA, MYANMAR, THE PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, AND THAILAND.


Dear Shareholder:

We are pleased to bring you this semiannual report of Templeton Vietnam and Southeast Asia Fund, which covers the six months ended September 30, 1999. During this time, several emerging market economies reported surprisingly strong economic growth after being in crisis a relatively short time ago. Most of this recovery occurred in Asia, and stock prices rose in many of the region's markets. However, economic challenges and political problems led to weakened investor confidence in some markets. In South Korea, the nation's second largest conglomerate, Daewoo Ltd., required emergency funds to prevent it from defaulting on its debt to foreign



CONTENTS

Shareholder Letter .....................................1

Performance Summary ....................................5

Important Notice
to Shareholders ....................................... 6

Year 2000 Readiness Update ............................ 9

Financial Highlights &
Statement of Investments ..............................11

Financial Statements ..................................16

Notes to Financial Statements .........................19

Change in Independent
Auditor ...............................................25

FUND CATEGORY

[PYRAMID GRAPHIC]


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
9/30/99

[THIS CHART SHOWS IN BAR FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]

Thailand                             19.1%
Vietnam*                             13.4%
South Korea                          13.4%
Singapore                            12.6%
Hong Kong                            12.4%
Indonesia                            10.7%
Philippines                          7.6%
China                                 7.4%
Taiwan                                1.8%
Other Net Assets                      1.6%

* These are direct investments made through companies domiciled in Hong Kong and Singapore.

and domestic creditors. The situation at Daewoo highlighted other issues in South Korea, such as the alleged use of corporate connections by some companies to artificially sustain their share prices and the questionable raising of capital by other companies despite the protests of foreign and domestic investors. During the six months under review, Thailand reported some strong economic data; however, the recovery of its stock market was hampered by problems in the banking sector and the country's relatively large load of non-performing debt. In Indonesia, a banking scandal clouded the otherwise positive news that the country held its first democratic election in over 40 years, an event that was, for the most part, peaceful.

Within this environment, the Fund produced a +24.32% cumulative total return in market-price terms for the six months ended September 30, 1999, as shown in the Performance Summary on page 5. Based on change in net asset value, the Fund's cumulative total return for the same period was +22.00%. By comparison, the Morgan Stanley Capital International(R) All Countries Asia Free ex-Japan Index, increased 24.71% in U.S. dollar terms during the same time period.(1)

At the end of the reporting period, 98.4% of the Fund's total net assets were invested in equities, with 1.6% in other net assets. The chart to the left illustrates the Fund's geographic exposure. Among the holdings, 13.4% were direct investments in Vietnam held through companies domiciled in Hong Kong and Singapore. The Fund's exposure to Hong Kong, Singapore, and Taiwan generally benefited its performance during the reporting period. But our Vietnam holdings did not perform as well, in part due to the country's lack of a stock market and its restricted currency.


(1) Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the six months under review, we sold the Fund's holdings in China's Shenzhen market, as well as our positions in Malaysia and India because we believed the political and economic conditions in those countries suggested that better opportunities could be found elsewhere. To gain exposure to technology stocks, we purchased shares in Acer Computer International Ltd. and Acma Ltd., both located in Singapore, as well as South Korea's LG Electronics Inc., Samsung Display Devices Ltd., and Samsung Electronics Co. Ltd.

In our opinion, the recovery in Asia's emerging markets may be preserved over the next four to five years. Although uncertainty about the China-Taiwan relationship could contribute to bouts of weakness in the short term, and developments in South Korea and Indonesia may contribute to weakness over the medium term, we believe these problems should not halt Asia's overall recovery. In fact, such trouble spots could lead to price declines that may provide us with interesting investment opportunities.

Investing in Vietnam and Southeast Asia involves special considerations including risks relating to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater currency volatility. For example, Taiwan's equity market has increased 974% in the last 15 years, but has suffered six declines of more than 20% during that time.(2) Investing in any emerging market means accepting a certain amount of market volatility and, in


TOP 10 INDUSTRIES
9/30/99

[THIS CHART LISTS THE TOP 10 INDUSTRIES OF TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]

                                                  % OF TOTAL
  INDUSTRY                                        NET ASSETS
  --------                                        ----------
Real Estate                                         16.9%
Multi-Industry                                      11.5%
Telecommunications                                   9.4%
Banking                                              8.7%
Metals & Mining                                      7.1%
Leisure & Tourism                                    7.0%
Building Materials &
Components                                           6.4%
Beverages & Tobacco                                  6.2%
Electrical & Electronics                             5.8%
Utilities Electrical & Gas                           5.4%

(2.) Source: Taiwan Weighted Index (Bloomberg). Based on quarterly percentage price change over 15 years ended September 30, 1999. Return is measured in U.S. dollars and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS
9/30/99

[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]


  COMPANY,                                          % OF TOTAL
  INDUSTRY, COUNTRY                                   NET ASSETS
HEA Holdings Ltd.
(direct investment),
Real Estate, Vietnam                                     7.8%

Siam Cement Public Co. Ltd.,
Building Materials &
Components, Thailand                                     5.7%

Indotel Ltd.,
Leisure & Tourism, Singapore                             5.6%

Korea Electric Power Corp.,
Utilities Electrical & Gas,
South Korea                                              5.4%

PT Gudang Garamm,
Beverages & Tobacco,
Indonesia                                                4.9%

Natsteel Ltd.,
Metals & Mining, Singapore                               4.2%

China Telecom HK Ltd.,
Telecommunications, China                                3.7%

China Resources Enterprises Ltd.,
Multi-Industry, China                                    3.3%

Citic Pacific Ltd.,
Multi-Industry, Hong Kong                                3.2%

Samsung Electronics Co. Ltd.,
Electrical & Electronics,
South Korea                                              3.0%

some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. Investment in the Fund should be considered speculative.

Because the Fund invests a significant amount of its assets in Vietnam and Southeast Asia, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our investment strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund, Inc. We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,


/s/ J. MARK MOBIUS, PH.D.
-----------------------------
J. Mark Mobius, Ph.D.
President
Templeton Vietnam and Southeast Asia Fund, Inc.

PERFORMANCE SUMMARY AS OF 9/30/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE INFORMATION


                                CHANGE         9/30/99   3/31/99
Net Asset Value                 +$1.91          $10.59    $8.68
Market Price (NYSE)             +$1.6875        $8.6250  $6.9375


PERFORMANCE

                                                                INCEPTION
                                  6-MONTH   1-YEAR     5-YEAR   (9/8/94)

Cumulative Total Return(1)
   Based on change in
   net asset value                +22.00%  +73.89%   - 17.32%   - 18.04%
   Based on change in
   market price                   +24.32%  +66.27%   - 43.49%   - 37.23%
Average Annual Total Return(2)
   Based on change in
   net asset value                +22.00%  +73.89%   -  3.73%    - 3.85%
   Based on change in
   market price                   +24.32%  +66.27%   - 10.79%    - 8.79%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month returns have not been annualized.

Effective August 1, 1998, the Fund's Investment Manager agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From October 1, 1994, through September 30, 1995, additional fee waivers increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a high degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

IMPORTANT NOTICE TO SHAREHOLDERS

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission recently granted the Franklin Templeton Funds an order that allows the funds, including Templeton Vietnam and Southeast Asia Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has approved a change in the Fund's policy limiting investments in affiliated funds in order to allow the Fund to do so.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings may have an impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has been making the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is also developing a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." On 21, 1999, the Fund's Board of Directors adopted non-fundamental definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

FRANKLIN TEMPLETON
IS READY FOR YEAR 2000

Year 2000 Readiness Disclosure as of 9/30/99

WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our funds were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your Fund's transfer agent to determine their preparedness for Year 2000.


WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.

Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.


HOW DOES YEAR 2000 AFFECT OUR
PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in companies we believe are well-managed, with good prospects for the future. In our experience, such companies are more likely to have sufficient Y2K programs in place.


Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of the Fund, or Franklin Resources, Inc., and its affiliates to the recipient.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights

                                         SIX MONTHS ENDED                             YEAR ENDED MARCH 31,
                                        SEPTEMBER 30, 1999      -----------------------------------------------------------------
                                          (UNAUDITED)++           1999           1998          1997          1996         1995+
                                        -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of
   period.........................              $8.68               $9.07        $14.05        $13.91        $13.09        $14.10
                                        -----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss).....               (.07)               (.08)          .09           .29           .36           .13
 Net realized and unrealized gains
   (losses).......................               1.98                (.31)        (4.86)          .21           .91         (1.00)
                                        -----------------------------------------------------------------------------------------
Total from investment
  operations......................               1.91                (.39)        (4.77)          .50          1.27          (.87)
                                        -----------------------------------------------------------------------------------------
Underwriting expenses deducted
  from capital....................                                     --            --            --            --         (0.09)
Tender offer expenses deducted
  from capital....................                                     --         (0.04)           --            --            --
                                        -----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income............                 --                  --          (.13)         (.31)         (.38)         (.05)
 Net realized gains...............                 --                  --          (.03)         (.05)         (.07)           --
 Tax return of capital............                 --                  --          (.01)           --            --            --
                                        -----------------------------------------------------------------------------------------
Total distributions...............                 --                  --          (.17)         (.36)         (.45)         (.05)
                                        -----------------------------------------------------------------------------------------
Net asset value, end of period....             $10.59               $8.68         $9.07        $14.05        $13.91        $13.09
                                        =========================================================================================
Total Return*
 Based on market value per
   share..........................             24.32%            (15.88)%      (25.14)%      (10.87)%        22.11%      (26.33)%
 Based on net asset value per
   share..........................             22.00%             (4.30)%      (34.10)%         4.03%         9.80%       (6.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's).........................            $49,558             $40,615       $42,437      $113,214      $112,073      $105,306
Ratios to average net assets:
 Expenses.........................              2.36%**             3.12%         2.23%         1.82%         1.47%         1.72%**
 Expenses, excluding waiver and
   payments by affiliate..........              2.52%**             3.22%         2.23%         1.82%         1.47%         1.72%**
 Net investment income (loss).....            (1.16)%**           (1.06)%          .91%         2.04%         2.62%         1.81%**
Portfolio turnover rate...........             36.82%              20.56%        89.42%        20.16%         4.01%        11.77%

*Total return is not annualized.
**Annualized.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
++Based on average weighted shares outstanding.

                       See Notes to Financial Statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED)

                                                                COUNTRY       SHARES           VALUE
                                                                ------------------------------------
COMMON STOCKS 83.3%
AUTOMOBILES
Cycle & Carriage Ltd. ......................................   Singapore          2,000     $     6,704
                                                                                            -----------
BANKING 7.0%
*Bangkok Bank Public Co. Ltd. ..............................   Thailand         472,800         540,095
*Bangkok Bank Public Co. Ltd., fgn. ........................   Thailand           2,700           5,311
*Daegu Bank Co. Ltd. .......................................  South Korea         5,000          17,674
DBS Group Holdings Ltd. ....................................   Singapore         19,489         217,754
Equitable PCI Bank..........................................  Philippines       112,800         234,425
Overseas Chinese Banking Corp. Ltd., fgn. ..................   Singapore         31,000         240,635
Overseas Union Bank Ltd. ...................................   Singapore         44,000         195,354
*Philippine National Bank...................................  Philippines       236,000         819,364
*Siam Commercial Bank, fgn., wts., 6/22/04..................   Thailand         396,666          99,348
*Thai Farmers Bank Public Co. Ltd. .........................   Thailand         663,750         608,201
*Thai Farmers Bank Public Co. Ltd., fgn. ...................   Thailand          24,050          28,355
*Thai Farmers Bank Public Co. Ltd., fgn., rts., 9/17/99.....   Thailand          24,050          16,601
United Overseas Bank Ltd., fgn..............................   Singapore         59,000         447,574
                                                                                            -----------
                                                                                              3,470,691
                                                                                            -----------
BEVERAGES & TOBACCO 6.2%
Asia Pacific Breweries Ltd. ................................   Singapore         53,000         136,825
Fraser and Neave Ltd........................................   Singapore        131,000         427,551
PT Gudang Garamm............................................   Indonesia      1,213,000       2,446,326
*Tsingtao Brewey Co. Ltd., H................................     China          172,000          48,160
                                                                                            -----------
                                                                                              3,058,862
                                                                                            -----------
BUILDING MATERIALS & COMPONENTS 6.4%
*PT Indocement Tunggal Prakarsa.............................   Indonesia        399,000         161,176
PT Semen Gresik (Persero)...................................   Indonesia        107,627         171,327
*Siam Cement Public Co. Ltd. ...............................   Thailand         193,649       2,309,119
Siam Cement Public Co. Ltd., fgn. ..........................   Thailand          24,801         516,321
                                                                                            -----------
                                                                                              3,157,943
                                                                                            -----------
CONSTRUCTION & HOUSING .7%
Hopewell Holdings Ltd. .....................................   Hong Kong          8,000           5,613
Italian-Thai Development Public Co. Ltd., fgn. .............   Thailand         247,100         369,518
                                                                                            -----------
                                                                                                375,131
                                                                                            -----------
ELECTRICAL & ELECTRONICS 5.8%
Acer Computer International Ltd. ...........................   Singapore         87,000          62,205
Acma Ltd. ..................................................   Singapore         18,000          11,326
G P Batteries International Ltd. ...........................   Singapore         22,000          34,802
LG Electronics Inc. ........................................  South Korea        19,610         657,697
Samsung Display Devices Ltd. ...............................  South Korea         9,310         528,064
Samsung Electronics Co. Ltd. ...............................  South Korea         9,317       1,508,795
*Shin Corporations Public Company Ltd., fgn. ...............   Thailand          19,200          79,287
                                                                                            -----------
                                                                                              2,882,176
                                                                                            -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                COUNTRY       SHARES           VALUE
                                                                ------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES .5%
*PTT Exploration & Production Public Co. Ltd., fgn. ........   Thailand             700     $     4,892
SK Corp. ...................................................  South Korea        11,480         228,373
                                                                                            -----------
                                                                                                233,265
                                                                                            -----------
FOOD & HOUSEHOLD PRODUCTS 4.0%
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...........   Thailand         338,140         833,679
*PT Indofoods Sukses Makmurr................................   Indonesia        326,500         309,696
Saha Pathanapibul Public Co. Ltd., fgn. ....................   Thailand          25,900          31,010
San Miguel Corp., B.........................................  Philippines       502,480         761,706
*Serm Suk Public Co. Ltd. ..................................   Thailand          15,700          59,079
UNI-President Enterprises Corp. ............................    Taiwan           23,000          14,906
                                                                                            -----------
                                                                                              2,010,076
                                                                                            -----------
FOREST PRODUCTS & PAPER 1.7%
*Asia Pulp & Paper Co. Ltd., ADR............................   Indonesia         61,800         363,075
*Asia Pulp & Paper Co. Ltd., ADR, wts., 7/27/00.............   Indonesia         11,156           9,064
*PT Indah Kiat Pulp & Paper Corp. ..........................   Indonesia        581,500         207,057
*PT Tjiwi Kimia.............................................   Indonesia      1,128,000         273,393
                                                                                            -----------
                                                                                                852,589
                                                                                            -----------
INSURANCE .3%
*Bangkok Insurance Public Co. Ltd. .........................   Thailand          43,000         132,389
                                                                                            -----------
LEISURE & TOURISM 1.4%
CDL Hotel International Ltd. ...............................   Hong Kong        112,000          38,209
Dusit Thani Public Company Ltd., fgn. ......................   Thailand         529,000         518,336
Hong Kong & Shanghai Hotels Ltd. ...........................   Hong Kong         41,500          31,521
Shangri-La Asia Ltd. .......................................   Hong Kong         82,000          90,785
Shangri-La Hotel Ltd. ......................................   Singapore          8,000          14,302
                                                                                            -----------
                                                                                                693,153
                                                                                            -----------
MACHINERY & ENGINEERING 1.2%
*Samsung Heavy Industries Co. Ltd. .........................  South Korea        82,400         575,750
                                                                                            -----------
MERCHANDISING 2.1%
Dairy Farm International Holdings Ltd. .....................   Hong Kong        443,000         440,785
Siam Makro Public Company Ltd., fgn. .......................   Thailand         342,000         601,686
                                                                                            -----------
                                                                                              1,042,471
                                                                                            -----------
METALS & MINING 7.1%
China Steel Corp. ..........................................    Taiwan        1,089,000         883,945
Natsteel Ltd. ..............................................   Singapore      1,187,000       2,094,090
Pohang Iron & Steel Co. Ltd., ADR...........................  South Korea        14,600         457,163
PT Tambang Timah............................................   Indonesia        101,000          68,300
                                                                                            -----------
                                                                                              3,503,498
                                                                                            -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                COUNTRY       SHARES           VALUE
                                                                ------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 11.5%
Ayala Corp. ................................................  Philippines       226,000     $    54,152
Beijing Datang Power Generation Co. Ltd., H.................     China          287,000          64,658
Cheung Kong Holdings Ltd. ..................................   Hong Kong          9,000          75,021
Cheung Kong Infrastructure Holdings Ltd. ...................   Hong Kong        157,000         310,249
China Resources Enterprises Ltd. ...........................     China        1,209,000       1,642,029
Citic Pacific Ltd. .........................................   Hong Kong        566,000       1,566,595
Hutchison Whampoa Ltd. .....................................   Hong Kong         70,000         651,085
Jardine Matheson Holdings Ltd. .............................   Hong Kong        236,947         971,483
Jardine Strategic Holdings Ltd. ............................   Hong Kong        118,000         240,720
Saha Union Public Co. Ltd., fgn. ...........................   Thailand         340,000         106,341
Sembcorp Industries Ltd. ...................................   Singapore          6,543           7,542
Wheelock and Company Ltd. ..................................   Hong Kong         12,000          15,448
                                                                                            -----------
                                                                                              5,705,323
                                                                                            -----------
REAL ESTATE 9.1%
*Belle Corp. ...............................................  Philippines    19,772,000       1,498,611
*China Overseas Land & Investment Ltd. .....................   Hong Kong      2,361,000         264,434
City Developments Ltd. .....................................   Singapore        185,500         943,590
*Filinvest Development Corp. ...............................  Philippines       425,000          31,174
First Capital Corp. Ltd. ...................................   Singapore         86,000          97,101
Hang Lung Development Co. Ltd. .............................   Hong Kong         36,000          40,784
Henderson China Holdings Limited............................   Hong Kong         10,000           5,149
Hong Kong Land Holdings Ltd. ...............................   Hong Kong        188,000         246,280
*Land and House Public Co. Ltd., fgn. ......................   Thailand           1,000             880
MCL Land Ltd. ..............................................   Singapore        265,000         224,405
New World Development Co. Ltd. .............................   Hong Kong        224,778         493,378
Sun Hung Kai Properties Ltd. ...............................   Hong Kong         82,814         631,676
United Industrial Corporation Ltd. .........................   Singapore         30,000          16,319
United Overseas Land Ltd. ..................................   Singapore         28,000          24,699
                                                                                            -----------
                                                                                              4,518,480
                                                                                            -----------
TELECOMMUNICATIONS 9.4%
BEC World Public Co Ltd., fgn. .............................   Thailand           4,000          21,698
*China Telecom HK Ltd. .....................................     China          602,000       1,856,111
*Jasmine International Public Co. Ltd., fgn. ...............   Thailand         467,000         165,461
Philippine Long Distance Telephone Co., ADR.................  Philippines        17,500         380,625
PT Indosat..................................................   Indonesia        137,000         183,651
PT Telekomunikasi Indonesia (Persero), B....................   Indonesia      3,098,680       1,094,088
*Telecomasia Corp. Public Co. Ltd., fgn. ...................   Thailand         559,000         382,456
*Thai Telephone & Telecommunication Public Co. Ltd.,
  fgn. .....................................................   Thailand         394,000          64,503
*Total Access Communication Public Co. Ltd. ................   Thailand         172,000         328,520
*United Communications Industries, fgn. ....................   Thailand         292,500         192,975
                                                                                            -----------
                                                                                              4,670,088
                                                                                            -----------
TEXTILES & APPAREL .6%
Hua Thai Manufacturing Public Co. Ltd., fgn. ...............   Thailand         225,500         303,054
                                                                                            -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                COUNTRY       SHARES           VALUE
                                                                ------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION 2.9%
Guangshen Railway Co. Ltd., H...............................     China          428,000     $    55,650
Keppel Corp., Ltd. .........................................   Singapore        359,000       1,047,127
Singapore Airlines Ltd. ....................................   Singapore          1,000           9,762
*Thai Airways International Public Co. Ltd., fgn. ..........   Thailand         250,700         339,984
                                                                                            -----------
                                                                                              1,452,523
                                                                                            -----------
UTILITIES ELECTRICAL & GAS 5.4%
Korea Electric Power Corp. .................................  South Korea        80,670       2,652,528
Shandong Huaneng Power Development Co. Ltd., ADR............     China            2,400          10,500
                                                                                            -----------
                                                                                              2,663,028
                                                                                            -----------
TOTAL COMMON STOCKS (COST $40,283,375)......................                                 41,307,194
                                                                                            -----------
PREFERRED STOCKS (COST $1,059,171) 1.7%
*Siam Commercial Bank, 144A, 5.25%, cvt. pfd., fgn. ........   Thailand         927,000         832,431
                                                                                            -----------
DIRECT EQUITY INVESTMENTS 13.4%
REAL ESTATE 7.8%
(R)+*Mayfair Hanoi, Ltd., 30% equity interest owned through
  HEA Holdings Ltd., a wholly owned investment acquired
  10/31/96..................................................    Vietnam                       3,864,001
LEISURE & TOURISM 5.6%
(R)+*Indotel Ltd., acquired 11/22/96........................    Vietnam         900,000       2,776,000
                                                                                            -----------
TOTAL DIRECT EQUITY INVESTMENTS (COST $14,702,155)..........                                  6,640,001
                                                                                            -----------
TOTAL INVESTMENTS (COST $56,044,701) 98.4%..................                                 48,779,626
OTHER ASSETS, LESS LIABILITIES 1.6%.........................                                    778,128
                                                                                            -----------
TOTAL NET ASSETS 100.0%.....................................                                $49,557,754
                                                                                            ===========

*Non income producing.
+See note 6 regarding Holdings of 5% Voting Securities.
(R)See note 7 regarding restricted securities.

                       See Notes to Financial Statements.
                                                                              15

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $56,044,701).....    $ 48,779,626
 Cash.......................................................       2,000,808
 Receivables:
  Investment securities sold................................          89,253
  Dividends.................................................          61,718
                                                                ------------
      Total assets..........................................      50,931,405
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       1,061,580
  To affiliates.............................................          64,781
 Accrued expenses...........................................         247,290
                                                                ------------
      Total liabilities.....................................       1,373,651
                                                                ------------
Net assets, at value........................................    $ 49,557,754
                                                                ============
Net assets consist of:
 Accumulated net investment loss............................    $   (310,897)
 Net unrealized depreciation................................      (7,265,075)
 Accumulated net realized loss..............................     (28,614,030)
 Capital shares.............................................      85,747,756
                                                                ------------
Net assets, at value........................................    $ 49,557,754
                                                                ============
Net asset value per share ($49,557,754 / 4,681,173 shares
  outstanding)..............................................          $10.59
                                                                ============

                       See Notes to Financial Statements.
 16

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

Investment Income:
(net of foreign taxes of $54,074)
 Dividends..................................................    $   297,510
 Interest...................................................         26,239
                                                                -----------
      Total investment income...............................                      $   323,749
                                                                                  -----------
Expenses:
 Management fees (Note 3)...................................        404,003
 Administrative fees (Note 3)...............................         80,127
 Transfer agent fees........................................          5,800
 Custodian fees.............................................         19,400
 Reports to shareholders....................................         57,100
 Registration and filing fees...............................          8,600
 Professional fees..........................................        100,900
 Directors' fees and expenses...............................            200
 Other......................................................          1,394
                                                                -----------
      Total expenses........................................                          677,524
      Expenses waived/paid by affiliate (Note 3)............                          (42,878)
                                                                                  -----------
          Net expenses......................................                          634,646
                                                                                  -----------
            Net investment loss.............................                         (310,897)
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (1,043,263)
  Foreign currency transactions.............................        (34,080)
                                                                -----------
      Net realized loss.....................................                       (1,077,343)
 Net unrealized appreciation on:
  Investments...............................................     10,071,644
  Translation of assets and liabilities denominated in
    foreign currencies......................................        259,789
                                                                -----------
      Net unrealized appreciation...........................                       10,331,433
                                                                                  -----------
Net realized and unrealized gain............................                        9,254,090
                                                                                  -----------
Net increase in net assets resulting from operations........                      $ 8,943,193
                                                                                  ===========

                       See Notes to Financial Statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 1999         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss.......................................       $  (310,897)            $  (387,118)
  Net realized loss from investments and foreign currency
    transactions............................................        (1,077,343)             (7,229,019)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
    currencies..............................................        10,331,433               5,793,552
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         8,943,193              (1,822,585)
Net assets:
 Beginning of period........................................        40,614,561              42,437,146
                                                                ---------------------------------------
 End of period..............................................       $49,557,754             $40,614,561
                                                                =======================================
Accumulated net investment loss included in net assets:
 End of period..............................................       $  (310,897)             $       --
                                                                =======================================

                       See Notes to Financial Statements.
 18

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund formerly sought long-term capital appreciation by investing in the equity and debt securities of Vietnam companies and Vietnam-related companies, as defined in the Fund's prospectus. On April 23, 1998, the shareholders voted to modify the Fund's investment policies to require, under normal market conditions, that at least 65% of the Fund's total assets to be invested in equity and debt securities of Region Company Issuers and to change the name of the Fund to Templeton Vietnam and Southeast Asia Fund, Inc. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At September 30, 1999, there were 100,000,000 shares authorized ($0.01 par value). During the six months ended September 30, 1999 and year ended March 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to Paine Webber of 0.10% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.

Three individuals have brought actions against the Fund's investment manager and certain of its affiliates, Fund officers and directors seeking to recover damages in connection with the Fund's tender offer on January 20, 1998 and certain investments of the Fund. The Fund has been named as a nominal defendant in these actions; however, no damages are being sought against the Fund. The investment manager and its affiliates strongly believe that the claims made in these actions are without merit and intend to vigorously defend against these actions.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At September 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $59,125,194 was as follows:

Unrealized appreciation.....................................    $  7,533,481
Unrealized depreciation.....................................     (17,879,049)
                                                                ------------
Net unrealized depreciation.................................    $(10,345,568)
                                                                ============

At March 31, 1999 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire in:

2006........................................................    $   501,487
2007........................................................     19,331,627
                                                                -----------
                                                                $19,833,114
                                                                ===========

Net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, and losses realized on the sale of securities subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 1999, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1998 of $1,015,000. For tax purposes, such losses will be reflected in the year ending March 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1999 aggregated $18,865,985 and $19,009,571, respectively.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of September 30, 1999, the Fund had investments in "affiliated persons" valued at $6,640,001.

                               NUMBER OF                                 NUMBER OF                                         REALIZED
                              SHARES HELD       GROSS       GROSS       SHARES HELD         VALUE        DIVIDEND INCOME    CAPITAL
NAME OF ISSUER               MARCH 31, 1999   ADDITIONS   REDUCTIONS   SEPT. 30, 1999   SEPT. 30, 1999   4/1/99-9/30/99      GAINS
------------------------------------------------------------------------------------------------------------------------------------
Mayfair Hanoi, Ltd., 30%
  equity interest owned
  through HEA Holdings
  Ltd. ....................          --          --          --                --         $3,864,001           --             --
Indotel Ltd. ..............     900,000          --          --           900,000          2,776,000           --             --
                                                                                        --------------------------------------------
TOTAL AFFILIATES...........                                                               $6,640,001           $--            $--
                                                                                        ===========================================

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies, invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $6,640,001 (13.4% of net assets) at September 30, 1999.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the Plan Agent) at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Vietnam and Southeast Asia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Change in Independent Auditor

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On October 21, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

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

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

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

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
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Mutual Discovery Fund
Templeton Developing
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Templeton Foreign Fund
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Templeton Global
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 Smaller Companies Fund
Templeton International Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
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Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(7)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin(R) Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Effective November 15, 1999, the fund will be renamed Franklin Global Communications Fund.

1. This fund is closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by USAllianz Investor Services, LLC. Franklin Templeton Variable Insurance Products Trust, formerly Franklin Valuemark Funds, is managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

7. Franklin MicroCap Value Fund has reopened to new investors.

                                                                           10/99

[TEMPLETON LOGO]

Templeton Vietnam and Southeast Asia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



TLTVF S99 11/99                    [RECYCLE LOGO] Printed on recycled paper